BLACKROCK FUNDS III

BlackRock LifePath® ESG Index Retirement Fund

BlackRock LifePath® ESG Index 2025 Fund

BlackRock LifePath® ESG Index 2030 Fund

BlackRock LifePath® ESG Index 2035 Fund

BlackRock LifePath® ESG Index 2040 Fund

BlackRock LifePath® ESG Index 2045 Fund

BlackRock LifePath® ESG Index 2050 Fund

BlackRock LifePath® ESG Index 2055 Fund

BlackRock LifePath® ESG Index 2060 Fund

BlackRock LifePath® ESG Index 2065 Fund

(the “Funds”)

Supplement dated December 30, 2021 to the Summary Prospectuses and the Prospectuses of the Funds, each dated February 26, 2021, as supplemented to date

Effective on January 1, 2022, the following changes are made to the Funds’ Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About [Fund] — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About [Fund] — Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Chris Chung, CFA	2020	Managing Director of BlackRock, Inc.
Lisa O’Connor, CFA	2020	Managing Director of BlackRock, Inc.
Greg Savage, CFA	2020	Managing Director of BlackRock, Inc.
Amy Whitelaw	2020	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Management of the Funds — Portfolio Managers” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Funds is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Chris Chung, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2022; Director of BlackRock, Inc. from 2015 to 2021; Vice President of BlackRock, Inc. from 2011 to 2014; Associate of BlackRock, Inc. from 2009 to 2010; Associate of Barclays Global Investors (“BGI”) from 2008 to 2009; Senior Manager of American Express from 2004 to 2008; research professional at the Center for Interuniversity Research and Analysis of Organizations (CIRANO) from 2002 to 2006.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lisa O’Connor, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2017; Managing Director of State Street Global Advisors from 2013 to 2017; Managing Director of Mellon Capital Management from 2001 to 2013; Director of BuySide Direct in 2000; Derivatives portfolio manager and trader at Mellon Capital Management from 1998 to 2000; Vice President of Coutts & Co. from 1996 to 1998; equity derivatives analyst from 1993 to 1996.
Greg Savage, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.
Amy Whitelaw	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2013; Director of BlackRock, Inc. from 2009 to 2012; Principal of BGI from 2000 to 2009.

Shareholders should retain this Supplement for future reference.

ALLPRO-LPEI-1221SUP

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